UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

NOCTURNE ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 25739
Santa Ana, CA 91799

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 953-0312

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001, and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

Expiration of Merger Agreement

As previously announced, on December 30, 2022, Nocturne Acquisition Corporation, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Nocturne” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne (“Merger Sub”), and Cognos Therapeutics, Inc., a Delaware corporation (“Cognos”), with respect to a proposed initial business combination (such proposed business combination the “Merger”). The Merger Agreement is filed as Exhibit 2.1 to Nocturne’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2023 (the “January Form 8-K”). The material terms of the Merger Agreement are described in Item 1.01 of the January Form 8-K and are incorporated by reference herein.

As previously announced, on September 29, 2023, Nocturne, Cognos and Merger Sub entered into the First Amendment to the Merger Agreement (the “Amendment”). The Amendment amended Section 7.1(c) of the Merger Agreement to change the date after which either Nocturne or Cognos may terminate the Merger Agreement if the closing of the transactions contemplated thereby has not occurred from September 30, 2023 to March 31, 2024 (the “Outside Date”). The Amendment is filed as Exhibit 2.1 to Nocturne’s Current Report on Form 8-K filed with the SEC on October 5, 2023 (the “October Form 8-K”). The material terms of the Amendment are described in Item 1.01 of the October Form 8-K and are incorporated by reference herein.

On March 31, 2024, the Outside Date passed and the Merger Agreement expired automatically pursuant to its terms.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 26, 2024, Nocturne received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.

Pursuant to the Notice, unless the Company timely requests a hearing before The Nasdaq Hearings Panel (the “Panel”), the Company’s securities will be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on April 4, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. The Company does not intend to request a hearing, and thus the Company’s securities will be removed from listing and registration on Nasdaq at the opening of business on April 4, 2024.

Item 8.01. Other Events.

The extraordinary general meeting of the shareholders of Nocturne to vote on the proposed business combination with Cognos (the “Extraordinary General Meeting”) originally scheduled for Tuesday, January 30, 2024 and postponed to April 2, 2024 at 9:00 a.m. Eastern Time has been cancelled and will not be rescheduled.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Additional Information and Where to Find It

A full description of the terms of that certain Agreement and Plan of Merger and Reorganization, dated December 30, 2022 (as further amended), by and among Nocturne, Cognos, and Merger Sub, in connection with the proposed Merger is provided in the Registration Statement on Form S-4 (File No. 333-273986), which includes a prospectus with respect to the combined company’s securities that were to be issued in connection with the Merger, which such Merger will not longer occur, and a proxy statement with respect to the Extraordinary General Meeting which was to be held to allow stockholders to vote on the Merger, but which will no longer be held. The definitive proxy statement/prospectus included in the Registration Statement was mailed to stockholders of Nocturne as of the record date of December 29, 2023. Stockholders are also able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Nocturne Acquisition Corporation, P.O Box 25739, Santa Ana, CA 92799, Attention Thomas Ao. The preliminary and definitive proxy statement/prospectus included in the Registration Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Nocturne, Cognos and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Nocturne’s stockholders in connection with the proposed business combination. Information about Nocturne’s directors and executive officers and their ownership of Nocturne’s securities is set forth in Nocturne’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nocturne, the combined company or Cognos, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

	By:	/s/ Henry Monzon
		Name:	Henry Monzon
		Title:	Chief Executive Officer and Director

Date: April 1, 2024

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